                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders of Audible, Inc:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.

/s/ KPMG LLP
---------------------

Short Hills, New Jersey
April 22, 1999